Long-Term Debt	3 Months Ended
Mar. 31, 2013
Debt Disclosure [Abstract]
Long-Term Debt
Debt Obligations
The following discussion of our credit facility reflects the terms in effect at March 31, 2013. On April 15, 2013, we amended our credit agreement for this credit facility in connection with the ArcLight Transactions. Please read Note 16 "Liquidity".
Our credit facility
On June 27, 2012, we amended our credit facility to increase the Commitments from an aggregate principal amount of $100 million to an aggregate principal amount of $200 million, evidenced by a credit agreement with Bank of America, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, Comerica Bank and Citicorp North America, Inc., as Co-Syndication Agents, BBVA Compass, as Documentation Agent, and the other financial institutions party thereto. The credit facility also provided for a $50 million dollar accordion feature. If the accordion feature were to be fully exercised, the total commitment under the existing facility would be $250 million.
The credit facility provides for a maximum borrowing equal to the lesser of (i) $200 million or (ii) 4.50 times adjusted consolidated EBITDA. We had the ability to elect to have loans under the credit facility bear interest either at a Eurodollar-based rate plus a margin ranging from 2.25% to 3.50% depending on our total leverage ratio then in effect, or a base rate which is a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1% (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, and (c) the Eurodollar Rate plus 1.00% plus a margin ranging from 1.25% to 2.50% depending on the total leverage ratio then in effect. We also pay a commitment fee of 0.50% per annum on the undrawn portion of the revolving loan. For the three months ended March 31, 2013 and 2012, the weighted average interest rate on borrowings under our credit facility was approximately 4.34% and 3.72%, respectively.
Our obligations under the credit facility were secured by a first mortgage in favor of the lenders in our real property. Advances made under the credit facility were guaranteed on a senior unsecured basis by our subsidiaries (“Guarantors”). These guarantees are full and unconditional and joint and several among the Guarantors. The terms of the credit facility included covenants that restrict our ability to make cash distributions and acquisitions in some circumstances. The remaining principal balance of loans and any accrued and unpaid interest will be due and payable in full on the maturity date, August 1, 2016.
The credit facility also contained customary representations and warranties (including those relating to organization and authorization, compliance with laws, absence of defaults, material agreements and litigation) and customary events of default (including those relating to monetary defaults, covenant defaults, cross defaults and bankruptcy events). The primary financial covenants contained in the credit facility were (i) a total leverage ratio test (not to exceed 4.50 times) and a minimum interest coverage ratio test (not less than 2.50 times).
As of December 31, 2012, the total leverage ratio test, one of the primary financial covenants that we were required to maintain under our credit facility, was limited to a maximum of 4.50 times. At December 31, 2012, our total indebtedness was approximately $130.9 million, which caused our total leverage to EBITDA ratio to be approximately 5.70-to-1. As a result, on December 26, 2012, the Partnership entered into the Third Amendment and Waiver to Credit Agreement, dated as of December 26, 2012 (the “Third Amendment”). The Third Amendment provided for a waiver of the Partnership's compliance with the Consolidated Total Leverage Ratio with respect to the quarter ending December 31, 2012 and for one month thereafter. The Third Amendment also required the Partnership to provide certain financial and operating information of the Partnership on a monthly basis for 2013 and for any month after 2013 in which the Consolidated Total Leverage Ratio of the Partnership is in excess of 4.00 to 1.00. The remaining material terms and conditions of the senior secured revolving credit facility, including pricing, maturity and covenants, remained unchanged by the Third Amendment.
On January 24, 2013, the Partnership entered into the second waiver to the credit facility that extended the waiver period with respect to the Consolidated Total Leverage Ratio to March 31, 2013 (and subsequently extended to April 16, 2013). Additional covenants during the waiver period included i) total outstanding borrowings under the credit facility shall not exceed $150.0 million; ii) restrictions on certain acquisitions; iii) an increase to the Eurodollar Rate by 0.50%; iv) additional fees of 0.125% of the principal amount on each of February 28, 2013 and March 31, 2013; and v) execution of a compliance certificate. We were not in compliance with the Consolidated Total Leverage Ratio test under our credit facility as of March 31, 2013.  However, such non-compliance was waived by the lenders in the Fourth Amendment to the credit facility executed on April 15, 2013.
See Note 16 "Liquidity" for further updates to our liquidity and long-term debt.
Other debt
Other debt represents insurance premium financing in the original amounts of $1.5 million bearing interest at 3.22% per annum, which is repayable in equal monthly installments of $0.1 million through October 2013.
Our outstanding borrowings under debt at March 31, 2013 and December 31, 2012, respectively, were:

	March 31, 2013	December 31, 2012
	(in thousands)
Revolving loan facility	$138,265	$128,285
Other debt	1,118	—
	139,383	128,285
Less: current portion	1,118	—
	$138,265	$128,285

At March 31, 2013 and December 31, 2012, letters of credit outstanding under the credit facility were $2.6 million.
In connection with our credit facility and amendments thereto, we incurred $5.2 million in debt issuance costs that are being amortized on a straight-line basis over the term of the credit facility.